Exhibit 99.1



                    CHL Mortgage Pass-Through Trust 2004-23



                            Computational Materials


                          [LOGO OMITTED] Countrywide(SM)


                          $735,000,100 (Approximate)




                                  CWMBS, Inc.
                                   Depositor


                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                               Lead Underwriter

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[LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
--------------------------                                                               CHL Mortgage Pass-Through Trust 2004-23
 Securities Corporation
A Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide
Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage
Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage
Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.
Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational
Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



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[LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
--------------------------                                                               CHL Mortgage Pass-Through Trust 2004-23
 Securities Corporation
A Capital Markets Company
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
Preliminary Term Sheet                                                                          Date Prepared: September 21, 2004

                                              CHL Mortgage Pass-Through Trust 2004-23
                                      $735,000,100 (Approximate, Subject to +/- 10% Variance)
                                                       Offered Certificates
==================================================================================================================================


                  Principal
                 Amount ($)            WAL to Call/           Payment          Interest       Collateral
   Class        (Approx.)(1)         Mat(Yrs)(2)(3)          Window(2)         Rate Type         Type          Tranche Type
   -----        ------------         --------------          ---------         ----------        ----          -------------
     A          $702,000,000           3.69 / 4.04         1-115 / 1-360         WAC (4)         LIBOR       Senior/Pass-Through
    A-R                  100               N/A                  N/A              WAC (4)         LIBOR         Senior/Residual
   X (5)          47,999,900               N/A                  N/A            Floating (6)      LIBOR           Senior/IO/PO
     M            13,875,000           6.36 / 7.13         1-115 / 1-360         Floating        LIBOR            Mezzanine
    B-1           10,875,000           6.36 / 7.13         1-115 / 1-360         Floating        LIBOR           Subordinate
    B-2            8,250,000           6.36 / 7.13         1-115 / 1-360         Floating        LIBOR           Subordinate
----------------------------------------------------------------------------------------------------------------------------------
    B-3                                 Privately                                Floating        LIBOR           Subordinate
----------------------------------------------------------------------------------------------------------------------------------
    B-4                                  Placed                                  Floating        LIBOR           Subordinate
----------------------------------------------------------------------------------------------------------------------------------
    B-5                               Certificates                               Floating       Floating            LIBOR
----------------------------------------------------------------------------------------------------------------------------------
  Total:          $735,000,100


=================================


                    Expected
                    Ratings
   Class          S&P/Moody's
   -----          -----------
     A               AAA/Aaa
    A-R              AAA/Aaa
   X (5)             AAA/Aaa
     M               AA/Aa2
    B-1               A/A2
    B-2             BBB/Baa2
---------------------------------
    B-3              BB/Ba2
---------------------------------
    B-4               B/NR
---------------------------------
    B-5            Subordinate
---------------------------------
  Total:

(1) The Certficates will be collateralized by a pool of adjustable rate
    Mortgage Loans that are subject to negative amortization as described herein. The principal balance of each Class of Certificates is subject to a 10% variance and is subject to final collateral and rating agency approval.

(2) WAL and payment window are shown to the Optional Call Date (as described herein) and maturity at a pricing speed of 20% CPR.

(3) All Classes of Certificates are subject to a 10% optional termination as described herein.

(4) For each Distribution Date, the interest rate for the Class A and Class
    A-R Certificates will be equal to the Net WAC of the Mortgage Loans.

(5) The notional balance of the IO Component of the Class X Certificates for each Distribution Date will be equal to the aggregate principal balance of the Subordinate Certificates (as defined herein).

(6) The Certificate Interest Rate for the IO Component of the Class X
    Certificates for each Distribution Date will be equal to the the greater of (i) the Net WAC of the Mortgage Loans less the weighted average
    Certificate Interest Rate for the Subordinate Certificates, and (ii) zero.



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                      3
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[LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
--------------------------                                                               CHL Mortgage Pass-Through Trust 2004-23
 Securities Corporation
A Capital Markets Company
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Depositor:                     CWMBS, Inc.

Seller:                        Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead Manager) and Greenwich Capital Markets, Inc. ("RBS
                               Greenwich Capital") (Co-Manager).

Trustee:                       The Bank of New York.

Rating Agencies:               Moody's and Standard & Poor's are expected to provide ratings on the Class A-R, Class A, Class X,
                               Class M, Class B-1, Class B-2 and Class B-3 Certificates. Standard & Poor's is also expected to provide ratings on the Class B-4 Certificates. The Class B-5 Certificates will not be rated.

Cut-off Date:                  September 1, 2004.

Sample Pool
Calculation Date:              September 1, 2004.

Closing Date:                  On or about September [29], 2004.

Pricing Date:                  On or about September [23], 2004.

Settlement Date:               On or about September [29], 2004.

Distribution Date:             The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in October 2004.

Certificates:                  The "Senior Certificates" will consist of (i) the Class A Certificates, (ii) the Class X
                               Certificates and (iii) the Class A-R Certficates. The Class X Certificates will consist of (i) the
                               IO Component and (ii) the PO Component.

                               The "Subordinate Certificates" will consist of the Class M, Class B-1 and Class B-2 Certificates
                               (the "Offered Subordinate Certificates") and the Class B-3, Class B-4 and Class B-5 Certificates
                               (the "Private Subordinate Certificates") which will not be offered by the prospectus supplement and are not offered herein. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Offered Subordinate
                               Certificates are being offered publicly pursuant to the prospectus supplement.

Accrued Interest:              The Class A Certificates will settle with accrued interest. The price to be paid by investors for the Class A Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([28] days). The Subordinate Certificates will settle without accrued interest (settling flat).

Interest Accrual Period:       The interest accrual period with respect to the Class A Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



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[LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
--------------------------                                                               CHL Mortgage Pass-Through Trust 2004-23
 Securities Corporation
A Capital Markets Company
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                               The interest accrual period with respect to the Subordinated Certificates for a given Distribution
                               Date will be the period beginning with the previous Distribution Date (or, in the case of the first
                               Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

Registration:                  The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax Treatment:         It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:             The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:               The Senior Certificates and the Class M Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:          The terms of the transaction allow the Master Servicer to purchase all remaining assets of the trust fund, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the
                               Cut-off Date. This purchase would result in a termination of the Certificates (the "Optional Call
                               Date").

Pricing Prepayment
Speed:                         The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:                As of the Sample Pool Calculation Date, the aggregate principal balance of the mortgage loans described herein is approximately $750,000,000 and consist of conforming and non-conforming balance mortgage loans which accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period, if applicable) based upon One-Month LIBOR.

                               The collateral tables included in these Computational Materials as Appendix A represent a sample pool of Mortgage Loans (the "Sample Pool") having the characteristics described therein as of the
                               Sample Pool Calculation Date, and do not include additional Mortgage Loans expected to be included in the trust on the Closing Date. It is expected that (a) additional Mortgage Loans will be delivered to the Trust on the Closing Date and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. See the attached Collateral Tables attached hereto as
                               Appendix A.

                               For all of the Mortgage Loans, the monthly payment amount is subject to an adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth payment adjustment date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage
                               (either 110% or 115%) of the original principal balance due to deferred interest (the "Negative
                               Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause
                               (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                      5
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[LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
--------------------------                                                               CHL Mortgage Pass-Through Trust 2004-23
 Securities Corporation
A Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------
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                               Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the
                               Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:            Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

                               Credit enhancement for the Senior Certificates will consist of the subordination of the Class M,
                               Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, initially expected to be approximately [6.00 - 7.00]% of the aggregate principal balance of the Mortgage Loans as of the
                               Cut-off Date.

Shifting Interest:             Until the first Distribution Date occurring after September 2014, the Subordinate Certificates will be locked out from receipt of Net Prepayments (unless the Class A Certificates and the PO Component of the Class X Certificates are paid down to zero or the credit enhancement provided by the
                               Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of Net Prepayments.

                               The prepayment percentages on the Subordinate Certificates are as follows:

                               Periods:                                                 Unscheduled Principal Payments (%)
                               --------                                                 ----------------------------------
                               October 2004 - September 2014                            0% Pro Rata Share
                               October 2014 - September 2015                            30% Pro Rata Share
                               October 2015 - September 2016                            40% Pro Rata Share
                               October 2016 - September 2017                            60% Pro Rata Share
                               October 2017 - September 2018                            80% Pro Rata Share
                               October 2018 and after                                   100% Pro Rata Share

                               Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement), the Subordinate Certificates will be paid their pro rata share of Net Prepayments, subject to the performance triggers described in the prospectus supplement. However, if the credit enhancement provided by the Subordinate Certificates has doubled
                               (subject to the performance triggers described in the prospectus supplement), (i) on or prior to the Distribution Date in September 2007, the Subordinate Certificates will be entitled to only 50%
                               of their pro rata share of Net Prepayments or (ii) after the Distribution Date in September 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of Net Prepayments.

                               In the event the current senior percentage (aggregate principal balance of the Class A and the PO
                               Component of the Class X Certificates, divided by the aggregate principal balance of the
                               Certificates) exceeds the applicable initial senior percentage (aggregate principal balance of the
                               Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the
                               Certificates as of the Cut-off Date), the Class A and the PO Component of the Class X Certificates
                               will receive 100% of the Net Prepayments for the Mortgage Loans, regardless of any prepayment percentages.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



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[LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
--------------------------                                                               CHL Mortgage Pass-Through Trust 2004-23
 Securities Corporation
A Capital Markets Company
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Net Mortgage Rate:             The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the trustee fee rate, the master servicing fee rate and the lender paid mortgage insurance fee, if applicable.

Net WAC Cap:                   The "Net WAC Cap" for the Subordinate Certificates equals the weighted average of the Net Mortgage
                               Rates of the Mortgage Loans multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period for the Subordinate
                               Certificates.

Net Deferred Interest:         The "Net Deferred Interest" for a Distribution Date is the greater of (a) the excess of Deferred
                               Interest on the Mortgage Loans for the due period over all partial and full principal prepayments on the Mortgage Loans during the prepayment period related to such Distribution Date and subsequent recoveries on the Mortgage Loans during the calendar month prior to such Distribution Date and (b)
                               zero.

                               For any Distribution Date, Net Deferred Interest will be added to the class principal balance of the Certificates (other than the Class X Certificates) in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the
                               Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and
                               Distribution Date. Any remaining Net Deferred Interest will be added to the PO Component of the
                               Class X Certificates.

Net Prepayments:               For any Distribution Date, the excess, if any, of (i) partial and full principal prepayments and subsequent recoveries, over (ii) Deferred Interest.

Adjusted Cap Rate:             The "Adjusted Cap Rate" for the Class A Certificates and for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Mortgage Loans reduced by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans for such Distribution
                               Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date (after giving effect to principal prepayments in the prepayment period ending in such prior month).

                               The "Adjusted Cap Rate" for the Subordinate Certificates and for any Distribution Date equals the
                               Net WAC Cap for the Subordinate Certificates, computed for this purpose by reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans for such Distribution Date, and (b)
                               a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date (after giving effect to principal prepayments in the prepayment period ending in such prior month).

Allocation of
Realized Losses:               Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows:
                               first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the
                               Class A and the PO Component of the Class X Certificates, pro rata according to the class principal balance thereof, until the class principal balance has been reduced to zero.


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                      7
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[LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
--------------------------                                                               CHL Mortgage Pass-Through Trust 2004-23
 Securities Corporation
A Capital Markets Company
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                               Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the IO Component of the
                               Class X Certificates) on a pro rata basis.

Certificates Priority of
Distributions:                 Available funds from the Mortgage Loans will be distributed in the following order of priority:
                               1)  Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the Mortgage Loans;
                               2)  Class A-R Certificate, principal, until its balance is reduced to zero;
                               3)  To the Class A Certificates and PO Component of the Class X Certificates, principal from the mortgage loans allocable to such class and component until its respective certificate principal balance and component balance (if any) is reduced to zero;
                               4)  To the Class M, Class B-1 and Class B-2 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;
                               5)  To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;
                               6)  Class A-R Certificate, any remaining amount.
                               The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution
                               Date.


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                      8
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[LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
--------------------------                                                               CHL Mortgage Pass-Through Trust 2004-23
 Securities Corporation
A Capital Markets Company
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                                                    Yield Tables (%)
                                                    ----------------


            Class A to Optional Call
            ------------------------------------------------------------------------------------------------
                 103-12
            ------------------------------------------------------------------------------------------------
            Prepay Speed                       5% CPR      10% CPR      20% CPR      30% CPR      40% CPR

            ================================================================================================
              Yield (%)                         3.48         3.28         2.82         2.26        1.62
            ================================================================================================
             WAL (yr)                           10.89        6.95         3.69         2.36        1.66
             MDUR (yr)                          8.27         5.75         3.34         2.23        1.61
             First Prin Pay                    Oct-04       Oct-04       Oct-04       Oct-04      Oct-04
             Last Prin Pay                     Jul-28       Dec-21       Apr-14       Dec-10      Mar-09
            ------------------------------------------------------------------------------------------------

            Class A to Maturity
            ------------------------------------------------------------------------------------------------
                 103-12
            ------------------------------------------------------------------------------------------------
            Prepay Speed                       5% CPR      10% CPR      20% CPR      30% CPR      40% CPR

            ================================================================================================
              Yield (%)                         3.49         3.31         2.89         2.39        1.80

             WAL (yr)                           11.16        7.37         4.04         2.60        1.82
             MDUR (yr)                          8.38         5.97         3.59         2.43        1.75
             First Prin Pay                    Oct-04       Oct-04       Oct-04       Oct-04      Oct-04
             Last Prin Pay                     Sep-34       Sep-34       Sep-34       Sep-34      Sep-34
            ------------------------------------------------------------------------------------------------


            Class X to Optional Call
            ------------------------------------------------------------------------------------------------
                 4-15
            ------------------------------------------------------------------------------------------------
            Prepay Speed                       5% CPR      10% CPR      20% CPR      30% CPR      40% CPR

            ================================================================================================
              Yield (%)                         20.91       19.10        10.12        (0.86)      (14.09)
            ================================================================================================
             WAL (yr)                           16.29       11.58         6.36         4.47        3.41
             MDUR (yr)                          3.97         3.65         3.03         2.61        2.34
             First Prin Pay                      N/A         N/A          N/A          N/A          N/A
             Last Prin Pay                       N/A         N/A          N/A          N/A          N/A
            ------------------------------------------------------------------------------------------------

            Class X to Maturity
            ------------------------------------------------------------------------------------------------
                 4-15
            ------------------------------------------------------------------------------------------------
            Prepay Speed                       5% CPR      10% CPR      20% CPR      30% CPR      40% CPR

            ================================================================================================
              Yield (%)                         20.92       19.17        10.85         1.59       (8.84)
            ================================================================================================
             WAL (yr)                           16.82        12.5         7.13         5.11        3.98
             MDUR (yr)                          3.98         3.68         3.18         2.89        2.75
             First Prin Pay                      N/A         N/A          N/A          N/A          N/A
             Last Prin Pay                       N/A         N/A          N/A          N/A          N/A
            ------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
--------------------------                                                               CHL Mortgage Pass-Through Trust 2004-23
 Securities Corporation
A Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                              Discount Margin Tables (bps)
                                              ----------------------------


            Class M to Optional Call
            ------------------------------------------------------------------------------------------------
                 100-00
            ------------------------------------------------------------------------------------------------
            Prepay Speed                       5% CPR      10% CPR      20% CPR      30% CPR      40% CPR

            ================================================================================================
              DM (bps)                           60           60           60           60          60
            ================================================================================================
             WAL (yr)                           16.29       11.58         6.36         4.47        3.41
             MDUR (yr)                          13.16        9.95         5.85         4.23        3.27
             First Prin Pay                    Oct-04       Oct-04       Oct-04       Oct-04      Oct-04
             Last Prin Pay                     Jul-28       Dec-21       Apr-14       Dec-10      Mar-09
            ------------------------------------------------------------------------------------------------

            Class M to Maturity
            ------------------------------------------------------------------------------------------------
                 100-00
            ------------------------------------------------------------------------------------------------
            Prepay Speed                       5% CPR      10% CPR      20% CPR      30% CPR      40% CPR

            ================================================================================================
              DM (bps)                           61           62           63           63          64
            ================================================================================================
             WAL (yr)                           16.82       12.50         7.13         5.11        3.98
             MDUR (yr)                          13.45       10.52         6.42         4.75        3.76
             First Prin Pay                    Oct-04       Oct-04       Oct-04       Oct-04      Oct-04
             Last Prin Pay                     Sep-34       Sep-34       Sep-34       Sep-34      Sep-34
            ------------------------------------------------------------------------------------------------


            Class B-1 to Optional Call
            ------------------------------------------------------------------------------------------------
                 100-00
            ------------------------------------------------------------------------------------------------
            Prepay Speed                       5% CPR      10% CPR      20% CPR      30% CPR      40% CPR

            ================================================================================================
              DM (bps)                           110         110          110          110          110
            ================================================================================================
             WAL (yr)                           16.29       11.58         6.36         4.47        3.41
             MDUR (yr)                          12.59        9.63         5.74         4.17        3.23
             First Prin Pay                    Oct-04       Oct-04       Oct-04       Oct-04      Oct-04
             Last Prin Pay                     Jul-28       Dec-21       Apr-14       Dec-10      Mar-09
            ------------------------------------------------------------------------------------------------

            Class B-1 to Maturity
            ------------------------------------------------------------------------------------------------
                 100-00
            ------------------------------------------------------------------------------------------------
            Prepay Speed                       5% CPR      10% CPR      20% CPR      30% CPR      40% CPR

            ================================================================================================
              DM (bps)                           111         113          115          116          117
            ================================================================================================
             WAL (yr)                           16.82       12.50         7.13         5.11        3.98
             MDUR (yr)                          12.85       10.15         6.27         4.67        3.71
             First Prin Pay                    Oct-04       Oct-04       Oct-04       Oct-04      Oct-04
             Last Prin Pay                     Sep-34       Sep-34       Sep-34       Sep-34      Sep-34
            ------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
--------------------------                                                               CHL Mortgage Pass-Through Trust 2004-23
 Securities Corporation
A Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                              Discount Margin Tables (bps)
                                              ----------------------------


            Class B-2 to Optional Call
            ------------------------------------------------------------------------------------------------
                 96-10+
            ------------------------------------------------------------------------------------------------
            Prepay Speed                       5% CPR      10% CPR      20% CPR      30% CPR      40% CPR

            ================================================================================================
              DM (bps)                           155         164          190          214          240
            ================================================================================================
             WAL (yr)                           16.29       11.58         6.36         4.47        3.41
             MDUR (yr)                          12.26        9.43         5.65         4.11        3.18
             First Prin Pay                    Oct-04       Oct-04       Oct-04       Oct-04      Oct-04
             Last Prin Pay                     Jul-28       Dec-21       Apr-14       Dec-10      Mar-09
            ------------------------------------------------------------------------------------------------

            Class B-2 to Maturity
            ------------------------------------------------------------------------------------------------
                 96-10+
            ------------------------------------------------------------------------------------------------
            Prepay Speed                       5% CPR      10% CPR      20% CPR      30% CPR      40% CPR

            ================================================================================================
              DM (bps)                           155         165          190          212          234
            ================================================================================================
             WAL (yr)                           16.82       12.50         7.13         5.11        3.98
             MDUR (yr)                          12.50        9.90         6.13         4.57        3.64
             First Prin Pay                    Oct-04       Oct-04       Oct-04       Oct-04      Oct-04
             Last Prin Pay                     Sep-34       Sep-34       Sep-34       Sep-34      Sep-34
            ------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.